Public Service Enterprise Group PSEG Earnings Conference Call 1st Quarter 2020 May 4, 2020 EXHIBIT 99.1

Certain of the matters discussed in this presentation about our and our subsidiaries’ future performance, including, without limitation, future revenues, earnings, strategies, prospects, consequences and all other statements that are not purely historical constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from those anticipated. Such statements are based on management’s beliefs as well as assumptions made by and information currently available to management. When used herein, the words “anticipate,” “intend,” “estimate,” “believe,” “expect,” “plan,” “should,” “hypothetical,” “potential,” “forecast,” “project,” variations of such words and similar expressions are intended to identify forward-looking statements. Factors that may cause actual results to differ are often presented with the forward-looking statements themselves. Other factors that could cause actual results to differ materially from those contemplated in any forward-looking statements made by us herein are discussed in filings we make with the United States Securities and Exchange Commission (SEC), including our Annual Report on Form 10-K and subsequent reports on Form 10-Q and Form 8-K. These factors include, but are not limited to: fluctuations in wholesale power and natural gas markets, including the potential impacts on the economic viability of our generation units; our ability to obtain adequate fuel supply; market risks impacting the operation of our generating stations; increases in competition in wholesale energy and capacity markets; changes in technology related to energy generation, distribution and consumption and customer usage patterns; economic downturns; third-party credit risk relating to our sale of generation output and purchase of fuel; adverse performance of our nuclear decommissioning and defined benefit plan trust fund investments and changes in funding requirements; the impact of changes in state and federal legislation and regulations on our business, including PSE&G’s ability to recover costs and earn returns on authorized investments; PSE&G’s proposed investment programs may not be fully approved by regulators and its capital investment may be lower than planned; the impact on our New Jersey nuclear plants if such plants are not awarded Zero Emission Certificates (ZEC) in future periods, there is an adverse change in the amount of future ZEC payments, the ZEC program is overturned or modified through legal proceedings or if adverse changes are made to the capacity market construct; adverse changes in energy industry laws, policies and regulations, including market structures and transmission planning; the impact of state and federal actions aimed at combating climate change on our natural gas assets; risks associated with our ownership and operation of nuclear facilities, including regulatory risks, such as compliance with the Atomic Energy Act and trade control, environmental and other regulations, as well as financial, environmental and health and safety risks; changes in federal and state environmental regulations and enforcement; delays in receipt of, or an inability to receive, necessary licenses and permits; the impact of any future rate proceedings; adverse outcomes of any legal, regulatory or other proceeding, settlement, investigation or claim applicable to us and/or the energy industry; changes in tax laws and regulations; the impact of our holding company structure on our ability to meet our corporate funding needs, service debt and pay dividends; lack of growth or slower growth in the number of customers or changes in customer demand; any inability of PSEG Power to meet its commitments under forward sale obligations; reliance on transmission facilities that we do not own or control and the impact on our ability to maintain adequate transmission capacity; any inability to successfully develop, obtain regulatory approval for, or construct generation, transmission and distribution projects; any equipment failures, accidents, severe weather events or other incidents, including pandemics such as the ongoing coronavirus pandemic, that may impact our ability to provide safe and reliable service to our customers; our inability to exercise control over the operations of generation facilities in which we do not maintain a controlling interest; any inability to recover the carrying amount of our long-lived assets and leveraged leases; any inability to maintain sufficient liquidity; any inability to realize anticipated tax benefits or retain tax credits; challenges associated with recruitment and/or retention of key executives and a qualified workforce; the impact of our covenants in our debt instruments on our operations; the impact of the ongoing coronavirus pandemic; and the impact of acts of war, terrorism, cybersecurity attacks or intrusions. All of the forward-looking statements made in this presentation are qualified by these cautionary statements and we cannot assure you that the results or developments anticipated by management will be realized or even if realized, will have the expected consequences to, or effects on, us or our business, prospects, financial condition, results of operations or cash flows. Readers are cautioned not to place undue reliance on these forward-looking statements in making any investment decision. Forward-looking statements made in this presentation apply only as of the date of this presentation. While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even in light of new information or future events, unless otherwise required by applicable securities laws. The forward-looking statements contained in this presentation are intended to qualify for the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-Looking Statements

PSEG presents Operating Earnings and Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) in addition to its Net Income reported in accordance with accounting principles generally accepted in the United States (GAAP). Operating Earnings and Adjusted EBITDA are non-GAAP financial measures that differ from Net Income. Non-GAAP Operating Earnings exclude the impact of returns (losses) associated with the Nuclear Decommissioning Trust (NDT), Mark-to-Market (MTM) accounting and material one-time items. Non-GAAP Adjusted EBITDA excludes the same items as our non-GAAP Operating Earnings measure as well as income tax expense, interest expense and depreciation and amortization. The last two slides in this presentation (Slides A and B) include a list of items excluded from Net Income/(Loss) to reconcile to non-GAAP Operating Earnings and non-GAAP Adjusted EBITDA with a reference to those slides included on each of the slides where the non-GAAP information appears. Management uses non-GAAP Operating Earnings in its internal analysis, and in communications with investors and analysts, as a consistent measure for comparing PSEG’s financial performance to previous financial results. Management believes non-GAAP Adjusted EBITDA is useful to investors and other users of our financial statements in evaluating operating performance because it provides them with an additional tool to compare business performance across companies and across periods. Management also believes that non-GAAP Adjusted EBITDA is widely used by investors to measure operating performance without regard to items such as income tax expense, interest expense and depreciation and amortization, which can vary substantially from company to company depending upon, among other things, the book value of assets, capital structure and whether assets were constructed or acquired. Non-GAAP Adjusted EBITDA also allows investors and other users to assess the underlying financial performance of our fleet before management’s decision to deploy capital. The presentation of non-GAAP Operating Earnings and non-GAAP Adjusted EBITDA is intended to complement, and should not be considered an alternative to, the presentation of Net Income/(Loss), which is an indicator of financial performance determined in accordance with GAAP. In addition, non-GAAP Operating Earnings and non-GAAP Adjusted EBITDA as presented in this release may not be comparable to similarly titled measures used by other companies. Due to the forward looking nature of non-GAAP Operating Earnings and non-GAAP Adjusted EBITDA guidance, PSEG is unable to reconcile these non-GAAP financial measures to the most directly comparable GAAP financial measure. Management is unable to project certain reconciling items, in particular MTM and NDT gains (losses), for future periods due to market volatility. GAAP Disclaimer These materials and other financial releases can be found on the PSEG website at https://investor.pseg.com. From time to time, PSEG, PSE&G and PSEG Power release important information via postings on their corporate website at https://investor.pseg.com. Investors and other interested parties are encouraged to visit the corporate website to review new postings. The “Email Alerts” link at https://investor.pseg.com may be used to enroll to receive automatic email alerts regarding new postings.

PSEG Q1 2020 Review Ralph Izzo Chairman, President and Chief Executive Officer

PSEG Q1 2020 First Quarter Highlights Net Income per share of $0.88 in Q1 2020 vs. $1.38 in Q1 2019 Non-GAAP Operating Earnings* per share of $1.03 in Q1 2020 vs. $1.08 in Q1 2019 PSE&G results benefited from ongoing investment in utility infrastructure PSEG Power results impacted by lower capacity revenues, unfavorable weather and a Salem 1 outage, partly offset by Zero Emission Certificate (ZEC) revenues Operational Excellence Prioritizing safe and reliable operations across PSE&G, PSEG Power and PSEG LI with updated screening procedures to ensure customer and employee health and safety Nuclear operations achieved a capacity factor of 95% in the first quarter Disciplined Capital Investment PSEG to invest $2.9 billion in 2020: $2.7 billion at PSE&G comprised primarily of reliability investments in Transmission and Distribution including the second phases of Energy Strong and the GSMP Procedural schedules set for $1 billion of Clean Energy Future (CEF) filings: $0.6 billion CEF– Energy Cloud – Automated Metering Infrastructure (EC/AMI), $0.3 billion CEF – Electric Vehicles (EVs) and $0.1 billion CEF – Energy Storage (ES) NJ Board of Public Utilities (NJBPU) schedule of CEF – Energy Efficiency (EE) decision in September 2020; Investment in existing programs extended by $111 million GSMP=Gas System Modernization Program *See Slides A and B for Items excluded from Net Income/(Loss) to reconcile to Operating Earnings (non-GAAP).

PSEG Resiliency: COVID-19 Response PSEG Response to COVID-19 Work continues in NJ with capital plan largely intact, given essential nature of businesses Activated pandemic response plan and senior-level, cross-functional team; dedicated workforce maintaining high service quality during recent storms Voluntarily suspended shut-offs of electric and gas service to residential customers for non-payment Donated 50,000 N95 masks to NJ’s largest healthcare system and 200,000 pairs of gloves to NJ health care organizations in need PSEG Foundation announced commitment of $2.5 million to regional food banks, medical and community organizations, including a $1 million donation to the NJ Pandemic Relief Fund PSE&G and PSEG-LI assisting with electricity provisioning for emergency medical facilities construction PSEG Operations Employees operating effectively with latest COVID-19 health and safety protocols; PPE for all field associates Construction crews continuing work on essential projects to replace and upgrade critical energy infrastructure Salem 2 nuclear refueling outage on schedule; de-scoped non-critical work Most customer service associates converted to home-based communications; improvements seen in response times and customer satisfaction PSE&G temporarily suspended certain non-critical repair work inside customer homes and businesses Annual Meeting of Stockholders held as a virtual meeting only and broadcast on website

PSEG - Regulatory and Policy Objectives Regulatory Agencies Continuing Operations NJBPU holding regular commission agenda meetings via internet teleconference FERC operating remotely; new commissioner installed, 4 of 5 commissioners seated PSEG’s Priorities Aligned with New Jersey’s Clean Energy Agenda NJBPU Staff finalizing EE Transition Stakeholder Proceeding via Webinars; NJBPU Order in May/June 2020 to establish broad EE framework for NJ PSE&G CEF-EE scheduled for conclusion by September 2020 PSE&G updated its $0.6 billion CEF–EC/AMI filing following NJBPU lifting of NJ moratorium; Procedural schedules set for EC/AMI and EV/ES, resolutions expected towards turn of the New Year NJBPU to consider the Fixed Resource Requirement option to procure future NJ capacity PSEG continuing due diligence and negotiations toward a joint venture agreement to potentially acquire a 25% equity interest in Ørsted’s 1,100 MW Ocean Wind project PSEG Leadership: Powering Progress PSEG published inaugural Climate Report in April utilizing TCFD framework PSEG Sustainability Report published in December 2019 using SASB framework FERC/PJM/Wholesale Market Reforms Pending PJM’s compliance filing to FERC’s Capacity Order proposes floor prices that would allow full flexibility for NJ nuclear units to bid in the upcoming capacity auction TCFD=Task Force on Climate-related Financial Disclosures; SASB=Sustainability Accounting Standards Board

Drivers in 2020 include rate base growth, Q1 weather headwinds, potential margin impacts of COVID-19 on sales and load, and cost control Non-GAAP Operating Earnings* Contribution by Subsidiary 2019 Actual and 2020E Guidance *See Slides A and B for Items excluded from Net Income/(Loss) to reconcile to Operating Earnings (non-GAAP). **Based on the mid-point of 2020 non-GAAP Operating Earnings guidance of $3.30 - $3.50 per share. E = Estimate. $3.30 - $3.50E PSEG – Re-affirming 2020 Guidance

PSEG Q1 2020 Operating Company Review Dan Cregg EVP and Chief Financial Officer

PSEG – Q1 Results by Subsidiary Net Income / (Loss) 2020 2019 Change PSE&G $ 0.87 $ 0.79 $ 0.08 PSEG Power $ 0.02 $ 0.59 $ (0.57) PSEG Enterprise/Other $ (0.01) $ - $ (0.01) Total PSEG $ 0.88 $ 1.38 $ (0.50) Non-GAAP Operating Earnings* 2020 2019 Change PSE&G $ 0.87 $ 0.79 $ 0.08 PSEG Power $ 0.17 $ 0.29 $ (0.12) PSEG Enterprise/Other $ (0.01) $ - $ (0.01) Total PSEG* $ 1.03 $ 1.08 $ (0.05) *See Slides A and B for Items excluded from Net Income/(Loss) to reconcile to Operating Earnings (non-GAAP) for PSEG, PSEG Power and PSEG Enterprise/Other. PSEG Q1 EPS Summary – Quarter ended March 31

$ / share PSEG EPS Reconciliation – Q1 2020 versus Q1 2019 ZECs 0.07 Capacity (0.11) Re-contracting (0.01) Lower Volumes (0.01) Lower Gas Sendout (0.04) O&M (0.01) Interest Expense (0.01) Transmission 0.06 Gas Margin 0.04 Weather (0.02) Distribution O&M 0.02 Distribution Depreciation & Interest (0.02) Distribution Non-Operating Pension/OPEB 0.02 Distribution Taxes & Other (0.02) Higher Taxes *See Slide A for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP).

PSE&G Q1 2020 Review

$ / share PSE&G EPS Reconciliation – Q1 2020versus Q1 2019 Transmission 0.06 Gas Margin 0.04 Weather (0.02) Distribution O&M 0.02 Distribution Depreciation & Interest (0.02) Distribution Non-Operating Pension/OPEB 0.02 Distribution Taxes & Other (0.02)

PSE&G – Q1 Weather Summary Q1 2020 vs. Q1 2019 vs. Normal Monthly Heating Degree Days (HDD) Q1 2020 winter weather, as defined by heating degree days, was ~19% warmer than Q1 2019 and ~19% warmer than normal Heating Degree Days

PSE&G T&D Margin Allocation

PSE&G 2020E Margin Illustration



100%
75%
50%
25%
0%
Transmission
41%
Distribution
59%
Gas
26%
Electric
33%
Residential
19%
C&I
7%
Residential
16%
C&I
17%

- Transmission and Residential segments of Distribution expected to contribute 75% of total PSE&G margin
- Transmission is fixed with no variable/ volume risk
- Distribution margin is ~60% Residential
- Significant portion of remaining margin comprised of fixed versus variable
- Near-term COVID-19 Distribution impacts expected to ↑ Residential margins and ↓ C&I margins
- Variable margin is lowest during the current shoulder season period
- Electric bad debt expense recovered through the societal benefits clause
- Weather normalization clause for Gas Distribution

Note: Distribution Margin is Weather Normalized and Comprised of Fixed (Flat Monthly Service Charge) + Variable Volume (Residential, Electric Small Commercial & Industrial, Gas C&I) + Peak Demand (Electric C&I, Large Gas C&I). E=ESTIMATE

15

PSE&G – Q1 Highlights

Operations

- ✓ For the trailing 12 months ended March 31, weather-normalized electric and gas sales were each ~1% lower
- ✓ Residential customer growth continues to be just under 1% per year
- ✓ PSE&G temporarily suspended certain non-critical repair work inside customer homes and businesses

Regulatory and Market Environment

- ✓ New FERC formula rate implemented January 1
- ✓ Procedural schedules for CEF-EC/AMI and CEF-EV/ES set; resolutions expected towards turn of the New Year
- ✓ FERC's NOPR on transmission incentives supports continued incentives for projects and an expanded incentive for participation in regional transmission organizations

Financial

- ✓ PSE&G invested ~$0.6 billion in Q1, on track to spend $2.7 billion in 2020 on reliability investments in T&D
- ✓ PSE&G's Q1 2020 earnings increased by $0.08 per share, or ~10%, over Q1 2019
- ✓ PSE&G issued $300 million of 10-yr MTNs at 2.45% and $300 million of 30-yr MTNs at 3.15%
- ✓ PSE&G 2020 earnings guidance re-affirmed at $1,310 million to $1,370 million

NOPR=Notice of Proposed Rulemaking; MTN=Medium-Term Note

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PSEG Power Q1 2020 Review

PSEG Power EPS Reconciliation – Q1 2020 versus Q1 2019 Q1 2019 Net Income Q1 2019 Operating Earnings (non-GAAP)* Q1 2020 Net Income Q1 2020 Operating Earnings (non-GAAP)* ZECs 0.07 Capacity (0.11) Re-contracting (0.01) Lower Volumes (0.01) Lower Gas Sendout (0.04) O&M (0.01) Interest Expense (0.01) *See Slide B for Items excluded from Net Income/(Loss) to reconcile to Operating Earnings (non-GAAP). $ / share $0.60

PSEG Power – Q1 Generation Measures Total Nuclear Total Coal**** Natural Gas & Oil *Excludes Solar, Kalaeloa and pumped storage. **Excludes peaking and steam generation. ***Includes Oil Fuel Costs of $4 million and $1 million in 2019 and 2020, respectively. ****PSEG Power completed the sale of its ownership interests in Keystone and Conemaugh generation, labeled as PA Coal in the Capacity Factor table, in September 2019. PSEG Power – Generation (GWh)* 14,094 13,178 PSEG Power – Capacity Factors (%)* Quarter ended March 31 ($ millions) 2019 2020 Gas*** $ 157 $ 103 Coal 32 - Total Fossil 189 103 Nuclear 47 47 Total Fuel Cost $ 236 $ 150 Total Generation (GWh)* 14,094 13,178 $ / MWh 16.74 11.38 PSEG Power – Fuel Costs* Quarter ended March 31 2019 2020 Combined Cycle** 43.5% 44.9% Coal PA 82.0% N/A CT 8.0% 0.0% Nuclear 98.0% 94.9% (7)

PSEG Power – Gross Margin Performance ZEC revenue earned for full first quarter, slightly impacted by Salem 1 outage Lower PJM capacity prices vs Q1 2019; Lower ISO-NE capacity prices partly offset by addition of BH5 Sale of Keystone and Conemaugh in prior year reduced capacity revenue and volumes Q1 2020 was significantly warmer than Q1 2019; heating degree days lower by ~19% Regional Performance Region Q1 Gross Margin ($M) Q1 2020 Performance PJM $347 Lower capacity revenues, re-contracting at lower market prices, lower volumes from sale of Keystone and Conemaugh, lower demand due to weather and weaker spark spreads and slightly improved basis partially offset by ZEC revenues New England $42 Lower market prices partially offset by higher volume from new CCGT generation New York $8 Lower market prices partially offset by higher demand PSEG Power Gross Margin ($/MWh) Quarter ended March 31

Hedging Update Contracted Energy* *Volumes reflect management’s view of hedge percentages and prices as of March 31, 2020 and reflect revenues of full requirement load deals based on contract price including renewable energy credits, ancillary and transmission components but excluding capacity. Hedges include positions with MTM accounting treatment and options. Apr - Dec 2020 2021 2022 Nuclear Volume TWh 22 31 30 % Hedged 100% 95-100% 40-45% Price $/MWh $36 $35 $35 Combined Cycle Volume TWh 15-17 19-21 20-22 % Hedged 90-95% 0% 0% Price $/MWh $36 $ - $ - Total Volume TWh 37-39 50-52 50-52 % Hedged 95-100% 55-60% 25-30% Price $/MWh $36 $35 $35

PSEG Power – Q1 Highlights Q1 total output down 6% vs Q1 2019 primarily due to sale of Keystone and Conemaugh Nuclear fleet achieved a capacity factor of 95% in Q1, producing 8.0 TWh; nuclear output down 2% vs Q1 2019 due to Salem 1 outage CCGT fleet capacity factor of 45% in Q1, producing 5.1 TWh; new units operated at average capacity factor of 81% Operations Regulatory and Market Environment Financial NJ nuclear units retain full flexibility to bid into the upcoming capacity auction based on proposed PJM compliance filing floor prices New Jersey re-joined the Regional Greenhouse Gas Initiative effective January 1, 2020; Affected generating units must purchase one allowance for every ton of CO2 emitted PSEG Power agreed to sell its ownership interests in Yards Creek pumped storage generation facility; anticipated to close second half of 2020 PSEG Power’s total debt as a percentage of capitalization was 32% at March 31 PSEG Power retired $406 million of Senior Notes at maturity on April 15 PSEG Power’s 2020 guidance for non-GAAP Operating Earnings re-affirmed at $345 million to $435 million; non-GAAP Adjusted EBITDA guidance re-affirmed at $950 million to $1,050 million* *Adjusted EBITDA for Q1 2020 includes pre-tax expenses of $35 million related to the purchase of NJ tax credits as part of the 2019 NJ Technology Tax Benefit Transfer Program. The benefit from the program's tax credits is included in the income tax expense line item and more than offsets the expenses incurred for the purchase. The net benefit for the quarter is $5 million. There were no similar tax credit transactions in Q1 2019.

PSEG

PSEG Financial Highlights Re-affirming 2020 non-GAAP Operating Earnings guidance of $3.30 - $3.50 per share reflecting rate base growth; Q1 weather headwinds; potential margin impacts of COVID-19 on sales and load; and cost control Business mix anticipates PSE&G contribution approaches 80% of Operating Earnings in 2020 PSEG’s 5-year capital spending forecast of $12 billion - $16 billion, with over 90% directed at PSE&G, expected to produce 6.5% - 8% compound annual growth in rate base over 2020 - 2024 Over 70% of PSEG Power’s 2020 gross margin secured via energy hedges, capacity revenues, ZECs and ancillary services payments Increased 2020 indicative annual common dividend by $0.08 to $1.96 per share Financial position remains strong: Cash from PSEG Power and increasing cash from operations at PSE&G fund 2020 - 2024 capital spending program and support opportunity for dividend growth without the need to issue equity PSEG debt as a percentage of capitalization was 52% at March 31 PSEG entered into three 364-day term loan agreements in March and April totaling $800 million PSEG, PSEG Power and PSE&G extended $4 billion of credit facilities through March 2024 PSEG credit measures remain solid

PSEG 2020 Guidance Re-affirmed - By Subsidiary $ millions (except EPS) 2020E 2019 PSE&G (Net Income) $1,310 - $1,370 $1,250 PSEG Power $345 - $435 $409 PSEG Enterprise/Other ($5) $7 Operating Earnings (non-GAAP)* $1,675 - $1,775 $1,666 Operating EPS (non-GAAP)* $3.30 - $3.50 $3.28 Segment Operating Earnings Guidance and Prior Year Results (non-GAAP, except as noted)* $ millions 2020E 2019 PSEG Power $950 - $1,050 $1,035 PSEG Power Adjusted EBITDA (non-GAAP) *,** *See Slide A for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP) for PSEG and Slide B for Items excluded from Net Income/(Loss) to reconcile to Operating Earnings (non-GAAP) and Adjusted EBITDA (non-GAAP) for PSEG Power and PSEG Enterprise/Other. **Adjusted EBITDA for Q1 2020 includes pre-tax expenses of $35 million related to the purchase of NJ tax credits as part of the 2019 NJ Technology Tax Benefit Transfer Program. The benefit from the program's tax credits is included in the income tax expense line item and more than offsets the expenses incurred for the purchase. The net benefit for the quarter is $5 million. There were no similar tax credit transactions in Q1 2019. E=Estimate.

PSEG Liquidity as of March 31, 2020

Reconciliation of Non-GAAP Operating Earnings Please see Slide 3 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income. Includes the financial impact from positions with forward delivery months. Income tax effect calculated at the statutory rate except for lease related activity which is calculated at a combined leveraged lease effective tax rate and NDT related activity which is calculated at the statutory rate plus a 20% tax on income (losses) from qualified NDT funds. A 2020 2019 2019 Net Income 448 $ 700 $ 1,693 $ (Gain) Loss on Nuclear Decommissioning Trust (NDT) Fund Related Activity, pre-tax (PSEG Power) 219 (127) (255) (Gain) Loss on Mark-to-Market (MTM), pre-tax (a) (PSEG Power) (107) (106) (285) Plant Retirements and Dispositions, pre-tax (PSEG Power) - - 402 Lease Related Activity, pre-tax (PSEG Enterprise/Other) - - 58 Goodwill Impairment, pre-tax (PSEG Power) - - 16 Oil Lower of Cost or Market (LOCOM) adjustment, pre-tax (PSEG Power) 20 - - Income Taxes related to Operating Earnings (non-GAAP) reconciling items (b) (60) 80 37 Operating Earnings (non-GAAP) 520 $ 547 $ 1,666 $ PSEG Fully Diluted Average Shares Outstanding (in millions) 507 507 507 Net Income 0.88 $ 1.38 $ 3.33 $ (Gain) Loss on NDT Fund Related Activity, pre-tax (PSEG Power) 0.44 (0.25) (0.50) (Gain) Loss on MTM, pre-tax (a) (PSEG Power) (0.21) (0.21) (0.56) Plant Retirements and Dispositions, pre-tax (PSEG Power) - - 0.79 Lease Related Activity, pre-tax (PSEG Enterprise/Other) - - 0.11 Goodwill Impairment, pre-tax (PSEG Power) - - 0.03 Oil LOCOM adjustment, pre-tax (PSEG Power) 0.04 - - Income Taxes related to Operating Earnings (non-GAAP) reconciling items (b) (0.12) 0.16 0.08 Operating Earnings (non-GAAP) 1.03 $ 1.08 $ 3.28 $ PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED Consolidated Operating Earnings (non-GAAP) Reconciliation Reconciling Items Three Months Ended Year Ended ($ millions, Unaudited) ($ Per Share Impact - Diluted, Unaudited) March 31, December 31,

Reconciliation of Non-GAAP Operating Earnings and Non-GAAP Adjusted EBITDA Please see Slide 3 for an explanation of PSEG’s use of Operating Earnings and Adjusted EBITDA as non-GAAP financial measures and how they differ from Net Income/(Loss). Includes the financial impact from positions with forward delivery months. Income tax effect calculated at the statutory rate except for NDT related activity which is calculated at the statutory rate plus a 20% tax on income (losses) from qualified NDT funds. Excludes amounts related to Operating Earnings (non-GAAP) reconciling items. Net of capitalized interest. B Income tax effect calculated at a combined leveraged lease effective tax rate.